Exhibit 32.1



Exhibit 32.1


    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Harold A. Yount, Jr., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Fleurs De Vie, Inc. on Form 10-QSB for the quarterly period ended March 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Fleurs De Vie, Inc.


                                     By:/s/ Harold A. Yount, Jr.
                                     --------------------------
                                     Harold A. Yount, Jr.
                                     Chief Executive Officer and
                                     Principal Accounting Officer
May 12, 2006

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